                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                October 6, 1995
                               -----------------
                                (Date of Report)



                          Bankers Building Land Trust
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Illinois                   0-9086              36-6067489
--------------------------------    -------------       ------------------
(State or Other Jurisdiction         (Commission          (IRS Employer
         of Incorporation)           File Number)       Identification No.)


         AMCORE Bank N.A., Rockford
             501 Seventh Street
         Rockford, Illinois, Trustee                           61104
---------------------------------------------               ----------
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:           815-968-2241
                                                              ------------

ITEM 5.  OTHER EVENTS.


         Reference is made to Exhibit A attached hereto.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Bankers Building Land Trust
                                          ---------------------------
                                                (Registrant)

                                          By  AMCORE Bank N.A., Rockford
                                              Trustee


Date October 6, 1995                      By /s/ Patricia N. Fong
     ---------------                         ---------------------------
                                             Patricia N. Fong
                                             Vice President
                                             and Trust Officer

                                   Exhibit A

                             FOR IMMEDIATE RELEASE

Chicago, October 6, 1995. Amcore Trust Company, N.A., Rockford, Trustee of the Bankers Building Land Trust ("Amcore"), today announced that the lessee of the property owned by the Trust has not paid the rent due September 1,
1995, and has filed for reorganization under Chapter 11 of the   Bankruptcy
Code. Amcore will take steps to protect the rights of the Bankers Building Land Trust, including collection of the rent. The payment of the December 1, 1995 distribution to the unitholders of The Bankers Building Land Trust is dependent upon the collection of the unpaid rent.